Exhibit 99.1

Allegro MicroSystems Reports Fourth Quarter and Fiscal Year 2026 Results

Fourth Quarter Sales Increased by 26% Year-over-Year to $243 Million

Fiscal Year 2026 Sales Increased by 23% Year-over-Year to $890 Million

Manchester, NH, May 7, 2026 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its fourth quarter and full fiscal year ended March 27, 2026.

“We finished fiscal year 2026 with strong momentum, delivering a fifth consecutive quarter of sales growth at $243 million. Non-GAAP EPS nearly tripled year-over-year to $0.17. For the full year, sales grew 23% to $890 million and non-GAAP EPS more than doubled to $0.54. These results reflect strength in Focus Auto sales - including xEV and ADAS – and Data Center, which reached a record 14% of total Q4 sales,” said Mike Doogue, President and CEO of Allegro MicroSystems. “As we enter fiscal 2027, we see demand trends that support continued growth, and remain confident in our ability to execute towards our target financial model.”

Fourth Quarter and Full Fiscal Year 2026 Financial Highlights:

In thousands, except per share data	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Sales
Automotive	$163,909	$164,543	$139,494	$628,561	$535,205
Industrial and Other	79,278	64,667	53,330	261,535	189,801
Total net sales	$243,187	$229,210	$192,824	$890,096	$725,006
GAAP Financial Measures
Gross margin %	47.0%	46.7%	41.4%	46.3%	44.3%
Operating margin %	2.2%	4.2%	(6.8)%	2.1%	(2.7)%
Diluted EPS	$(0.09)	$0.04	$(0.08)	$(0.08)	$(0.39)
Non-GAAP Financial Measures
Gross margin %	50.0%	49.9%	45.6%	49.4%	48.0%
Operating margin %	15.6%	15.4%	9.0%	14.1%	9.5%
Diluted EPS	$0.17	$0.15	$0.06	$0.54	$0.24

Business Outlook

For the first quarter of fiscal year 2027 ending June 26, 2026, the Company expects total net sales to be in the range of
$245 million to $255 million. At the midpoint of this range, it implies growth in net sales of 23% year-over-year.

The Company also estimates the following results on a non-GAAP basis:

•
Gross Margin is expected to be between 50% and 51%,
•
Operating expenses are expected to be $80 million, plus or minus $2 million, and
•
Diluted Earnings per Share is expected to be between $0.19 and $0.23.

Allegro has not provided a reconciliation of its first fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Operating Expenses, and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.

Earnings Webcast

A webcast will be held on Thursday, May 7, 2026 at 8:30 a.m., Eastern Time. Michael C. Doogue, President and Chief Executive Officer, and Derek P. D’Antilio, Executive Vice President and Chief Financial Officer, will discuss Allegro’s business and financial results.

The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Allegro MicroSystems

Allegro MicroSystems, Inc. is leveraging more than three decades of expertise in magnetic sensing and power ICs to propel electrification, automation, AI data center, and robotics forward with solutions that enhance efficiency, performance and sustainability. Allegro’s commitment to quality drives transformation across industries, reinforcing our status as a pioneer in “automotive-grade” technology and a partner in our customers’ success. For additional information, please visit https://www.allegromicro.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors and trends affecting our business, including the projected size and growth of markets in which we operate or may operate, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 28, 2025, as any such factors may be updated from time to time in our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or our manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; our dependence on growth in the end markets that use our products and the impact that slowdowns in such growth could have on our financial results; the loss of one or more significant customers; our ability to identify, enter and expand in new markets, and to generate returns on such investments; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the risk of unsolicited acquisition proposals; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to retain key and highly skilled personnel; the impact of restructuring activities on our business and operating results; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; any failure to maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the risks presented by climate change; the risks related to ESG matters; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This press release includes certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(Unaudited)

	Three-Month Period Ended		Twelve-Month Period Ended
	March 27, 2026	March 28, 2025	March 27, 2026	March 28, 2025
Net sales	$243,187	$192,824	$890,096	$725,006
Cost of goods sold	128,912	112,945	478,126	403,479
Gross profit	114,275	79,879	411,970	321,527
Operating expenses:
Research and development	55,535	47,618	205,804	179,649
Selling, general and administrative	46,740	45,459	181,089	161,680
Impairment of assets held for sale	6,590	—	6,590	—
Total operating expenses	108,865	93,077	393,483	341,329
Operating income (loss)	5,410	(13,198)	18,487	(19,802)
Interest and other expense	(8,097)	(5,240)	(33,388)	(31,142)
Loss on change in fair value of forward repurchase contract	—	—	—	(34,752)
Loss before income taxes	(2,687)	(18,438)	(14,901)	(85,696)
Income tax provision (benefit)	13,749	(3,700)	(248)	(12,933)
Net loss	(16,436)	(14,738)	(14,653)	(72,763)
Net income attributable to non-controlling interests	52	62	244	247
Net loss attributable to Allegro MicroSystems, Inc.	$(16,488)	$(14,800)	$(14,897)	$(73,010)
Net loss per common share attributable to Allegro MicroSystems, Inc.:
Basic	$(0.09)	$(0.08)	$(0.08)	$(0.39)
Diluted	$(0.09)	$(0.08)	$(0.08)	$(0.39)
Weighted average shares outstanding:
Basic	185,309,271	184,169,928	185,035,670	187,707,391
Diluted	185,309,271	184,169,928	185,035,670	187,707,391

Supplemental Schedule of Total Net Sales

The following table summarizes total net sales by market within the Company’s unaudited condensed consolidated statements of operations:

	Three-Month Period Ended		Change		Twelve-Month Period Ended		Change
	March 27, 2026	March 28, 2025	Amount	%	March 27, 2026	March 28, 2025	Amount	%
	(Dollars in thousands)				(Dollars in thousands)
Automotive	$163,909	$139,494	$24,415	18%	$628,561	$535,205	$93,356	17%
Industrial and Other	79,278	53,330	25,948	49%	261,535	189,801	71,734	38%
Total net sales	$243,187	$192,824	$50,363	26%	$890,096	$725,006	$165,090	23%

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 27	March 28,
	2026 (Unaudited)	2025
Assets
Current assets:
Cash and cash equivalents	$168,753	$121,334
Restricted cash	6,604	9,773
Trade accounts receivable, net	93,248	84,598
Inventories	181,752	183,914
Prepaid income taxes	1,179	36,662
Prepaid expenses and other current assets	52,070	30,247
Assets held for sale	—	16,508
Total current assets	503,606	483,036
Property, plant and equipment, net	308,258	302,919
Deferred income tax assets	80,221	68,528
Goodwill	203,291	202,475
Intangible assets, net	238,675	262,115
Equity investment in related party	22,296	31,695
Other assets	59,828	70,193
Total assets	$1,416,175	$1,420,961
Liabilities, Non-Controlling Interest and Stockholders’ Equity
Current liabilities:
Trade accounts payable	$44,438	$38,733
Amounts due to related party	4,794	6,535
Accrued expenses and other current liabilities	95,163	65,570
Current portion of long-term debt	1,530	1,423
Total current liabilities	145,925	112,261
Long-term debt	285,746	344,703
Other long-term liabilities	28,059	32,897
Total liabilities	459,730	489,861
Commitments and contingencies
Stockholders’ Equity:
Preferred stock	—	—
Common stock	1,854	1,843
Additional paid-in capital	1,050,582	1,012,055
Accumulated deficit	(68,488)	(53,591)
Accumulated other comprehensive loss	(29,201)	(30,752)
Equity attributable to Allegro MicroSystems, Inc.	954,747	929,555
Non-controlling interest	1,698	1,545
Total stockholders’ equity	956,445	931,100
Total liabilities, non-controlling interest and stockholders’ equity	$1,416,175	$1,420,961

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three-Month Period Ended		Twelve-Month Period Ended
	March 27, 2026	March 28, 2025	March 27, 2026	March 28, 2025
Cash flows from operating activities:
Net loss	$(16,436)	$(14,738)	$(14,653)	$(72,763)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	17,765	15,924	67,593	64,502
Amortization of deferred financing costs	297	732	2,245	2,513
Deferred income taxes	(4,009)	(4,755)	(11,994)	(16,301)
Stock-based compensation	10,647	9,617	47,910	41,868
Loss on change in fair value of forward repurchase contract	—	—	—	34,752
Impairment of assets held for sale	6,590	—	6,590	—
Provisions for inventory and expected credit losses	1,435	1,697	8,989	9,216
Other non-cash reconciling items	348	339	653	6,984
Changes in operating assets and liabilities:
Trade accounts receivable	6,403	(1,275)	(9,201)	33,081
Inventories	(4,994)	7,914	(6,267)	(30,160)
Payment to related party	(15,000)	—	(15,000)	—
Prepaid expenses and other assets	22,935	(3,200)	40,634	(4,601)
Trade accounts payable	(7,685)	(1,423)	5,996	4,044
Due to and from related parties	46	4,551	(1,740)	5,115
Other changes in operating assets and liabilities, net	17,372	4,970	41,314	(16,337)
Net cash provided by operating activities	35,714	20,353	163,069	61,913
Cash flows from investing activities:
Purchases of property, plant and equipment	(17,016)	(5,391)	(38,176)	(39,955)
Purchases of intangible assets	—	(1,180)	—	(1,180)
Acquisition of business, net of cash acquired	—	—	—	319
Investment in debt security	(3,541)	—	(3,541)	—
Net cash used in investing activities	(20,557)	(6,571)	(41,717)	(40,816)
Cash flows from financing activities:
Net proceeds from Refinanced Term Loan Facility	285,000	(402)	285,000	193,081
Repayment of term loan	(285,000)	(30,000)	(345,000)	(105,000)
Finance lease payments	(516)	(498)	(1,368)	(1,201)
Receipts on related party notes receivable	—	—	—	1,875
Payments for intangible assets	(1,000)	—	(5,000)	—
Payments for taxes related to net share settlement of equity awards	(2,258)	(3,458)	(12,612)	(16,238)
Proceeds from issuance of common stock under employee stock purchase plan	1,427	1,524	3,337	3,511
Repurchases of common stock	—	—	—	(853,921)
Payments for taxes related to repurchase of common stock	—	—	(1,713)	—
Net proceeds from issuance of common stock	—	—	—	665,850
Dividends paid to non-controlling interest	—	(19)	(23)	(19)
Net cash used in financing activities	(2,347)	(32,853)	(77,379)	(112,062)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(852)	1,216	277	(89)
Net increase (decrease) in cash and cash equivalents and restricted cash	11,958	(17,855)	44,250	(91,054)
Cash and cash equivalents and restricted cash at beginning of period	163,399	148,962	131,107	222,161
Cash and cash equivalents and restricted cash at end of period	$175,357	$131,107	$175,357	$131,107

Non-GAAP Financial Measures

In addition to the measures presented in our condensed consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP Profit before Tax, non-GAAP Income Tax Provision (Benefit), non-GAAP Effective Tax Rate, non-GAAP Net Income Attributable to Allegro MicroSystems, Inc, non-GAAP Basic and Diluted Earnings per Share, non-GAAP Free Cash Flow, and non-GAAP Free Cash Flow as a percentage of net sales (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Income Tax Provision (Benefit), management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Income Tax Provision (Benefit) across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.

The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures, such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges, such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These Non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related-party activities and other non-operational costs.

Non-GAAP Income Tax Provision (Benefit)

In calculating the non-GAAP Income Tax Provision (Benefit), we adjust for the tax effect of adjustments to GAAP results which represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described below. We also adjust for any discrete tax items and the impact of non-recurring tax law changes to ensure the non-GAAP Income Tax Rate (“NG ETR”) reflects future operations.

Our fiscal year 2026 and 2027 NG ETR excludes the impact of the 2025 One Big Beautiful Bill Act’s one-time research and development amortization election which accelerates the amortization of previously capitalized domestic research and development over a two-year period. The NG ETR is applied to non-GAAP Profit before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Gross Profit	$114,275	$107,101	$79,879	$411,970	$321,527
GAAP Gross Margin (% of net sales)	47.0%	46.7%	41.4%	46.3%	44.3%

Non-GAAP adjustments
Transaction-related costs	—	—	—	—	14
Purchased intangible amortization	5,089	5,089	4,957	20,357	19,582
Restructuring costs	723	659	2,350	2,838	4,088
Stock-based compensation	1,033	1,017	697	3,955	2,877
Other costs	442	449	—	935	—
Total Non-GAAP Adjustments	$7,287	$7,214	$8,004	$28,085	$26,561

Non-GAAP Gross Profit	$121,562	$114,315	$87,883	$440,055	$348,088
Non-GAAP Gross Margin (% of net sales)	50.0%	49.9%	45.6%	49.4%	48.0%

Reconciliation of Non-GAAP Operating Expenses

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Expenses	$108,865	$97,527	$93,077	$393,483	$341,329

Research and Development Expenses
GAAP Research and Development Expenses	55,535	52,878	47,618	205,804	179,649
Non-GAAP adjustments
Transaction-related costs	—	33	3	33	1,571
Purchased intangible amortization	6	5	—	22	—
Restructuring costs	1,674	2,663	4,429	7,107	5,426
Stock-based compensation	4,385	3,596	3,406	15,799	14,624
Other costs(1)	956	196	—	1,299	3
Non-GAAP Research and Development Expenses	48,514	46,385	39,780	181,544	158,025

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	46,740	44,649	45,459	181,089	161,680
Non-GAAP adjustments
Transaction-related costs	496	3	116	630	1,353
Purchased intangible amortization	558	535	535	2,163	2,140
Restructuring costs	2,630	2,032	1,656	7,004	6,011
Stock-based compensation	5,229	8,207	5,513	28,156	24,366
Other costs(1)	2,628	1,260	6,921	10,202	6,303
Non-GAAP Selling, General and Administrative Expenses	35,199	32,612	30,718	132,934	121,507

Impairment of assets held for sale	6,590	—	—	6,590	—

Total Non-GAAP Adjustments	25,152	18,530	22,579	79,005	61,797

Non-GAAP Operating Expenses	$83,713	$78,997	$70,498	$314,478	$279,532

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of Non-GAAP Operating Income and Non-GAAP Operating Margin

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Income (Loss)	$5,410	$9,574	$(13,198)	$18,487	$(19,802)
GAAP Operating Margin (% of net sales)	2.2%	4.2%	(6.8)%	2.1%	(2.7)%

Transaction-related costs	496	36	119	663	2,938
Impairment of assets held for sale	6,590	—	—	6,590	—
Purchased intangible amortization	5,653	5,629	5,492	22,542	21,722
Restructuring costs	5,027	5,354	8,435	16,949	15,525
Stock-based compensation	10,647	12,820	9,616	47,910	41,867
Other costs(1)	4,026	1,905	6,921	12,436	6,306
Total Non-GAAP Adjustments	$32,439	$25,744	$30,583	$107,090	$88,358

Non-GAAP Operating Income	$37,849	$35,318	$17,385	$125,577	$68,556
Non-GAAP Operating Margin (% of net sales)	15.6%	15.4%	9.0%	14.1%	9.5%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income	$(16,436)	$8,362	$(14,738)	$(14,653)	$(72,763)
GAAP Net (Loss) Income Margin (% of net sales)	(6.8)%	3.6%	(7.6)%	(1.6)%	(10.0)%

Interest expense	5,136	4,910	6,874	22,135	30,366
Interest income	(269)	(114)	(222)	(776)	(1,524)
Income tax provision (benefit)	13,749	(7,868)	(3,700)	(248)	(12,933)
Depreciation & amortization	17,765	17,001	15,924	67,593	64,502
EBITDA	$19,945	$22,291	$4,138	$74,051	$7,648

Transaction-related costs	496	36	119	663	5,742
Impairment of assets held for sale	6,590	—	—	6,590	—
Restructuring costs	4,830	5,000	8,277	16,057	15,112
Stock-based compensation	10,647	12,820	9,616	47,910	41,867
Loss on change in fair value of forward repurchase contract	—	—	—	—	34,752
Other costs(1)	7,184	6,037	6,301	24,796	7,911
Adjusted EBITDA	$49,692	$46,184	$28,451	$170,067	$113,032
Adjusted EBITDA Margin (% of net sales)	20.4%	20.1%	14.8%	19.1%	15.6%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Profit before Tax

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP (Loss) Income before Income Taxes	$(2,687)	$494	$(18,438)	$(14,901)	$(85,696)

Transaction-related costs	496	36	119	663	5,742
Transaction-related interest	225	225	272	1,955	1,314
Impairment of assets held for sale	6,590	—	—	6,590	—
Purchased intangible amortization	5,653	5,629	5,492	22,542	21,722
Restructuring costs	5,074	5,354	8,482	17,184	15,317
Stock-based compensation	10,647	12,820	9,616	47,910	41,867
Loss on change in fair value of forward repurchase contract	—	—	—	—	34,752
Other costs(1)	7,718	6,422	6,689	25,715	12,351
Total Non-GAAP Adjustments	$36,403	$30,486	$30,670	$122,559	$133,065

Non-GAAP Profit before Tax	$33,716	$30,980	$12,232	$107,658	$47,369

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Income Tax Provision (Benefit) and Non-GAAP Effective Tax Rate

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income Tax Provision (Benefit)	$13,749	$(7,868)	$(3,700)	$(248)	$(12,933)
GAAP effective tax rate	(511.7)%	(1,592.7)%	20.1%	1.7%	15.1%

Tax effect of adjustments to GAAP results	(11,642)	10,002	4,126	7,610	14,200

Non-GAAP Income Tax Provision	$2,107	$2,134	$426	$7,362	$1,267
Non-GAAP effective tax rate	6.2%	6.9%	3.5%	6.8%	2.7%

Reconciliation of Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc. and Non-GAAP Earnings per Share

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc.(1)	$(16,488)	$8,299	$(14,800)	$(14,897)	$(73,010)
GAAP Basic weighted average common shares	185,309,271	185,172,199	184,169,928	185,035,670	187,707,391
GAAP Diluted weighted average common shares	185,309,271	186,208,258	184,169,928	185,035,670	187,707,391
GAAP Basic (Loss) Income per Share	$(0.09)	$0.04	$(0.08)	$(0.08)	$(0.39)
GAAP Diluted (Loss) Income per Share	$(0.09)	$0.04	$(0.08)	$(0.08)	$(0.39)

Transaction-related costs	496	36	119	663	5,742
Transaction-related interest	225	225	272	1,955	1,314
Impairment of assets held for sale	6,590	—	—	6,590	—
Purchased intangible amortization	5,653	5,629	5,492	22,542	21,722
Restructuring costs	5,074	5,354	8,482	17,184	15,317
Stock-based compensation	10,647	12,820	9,616	47,910	41,867
Loss on change in fair value of forward repurchase contract	—	—	—	—	34,752
Other costs(2)	7,718	6,422	6,689	25,715	12,351
Total Non-GAAP Adjustments	36,403	30,486	30,670	122,559	133,065
Tax effect of adjustments to GAAP results(3)	11,642	(10,002)	(4,126)	(7,610)	(14,200)
Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc.	$31,557	$28,783	$11,744	$100,052	$45,855
Basic weighted average common shares	185,309,271	185,172,199	184,169,928	185,035,670	187,707,391
Diluted weighted average common shares	187,134,641	186,208,258	185,247,919	186,318,359	188,629,402
Non-GAAP Basic Earnings per Share	$0.17	$0.16	$0.06	$0.54	$0.24
Non-GAAP Diluted Earnings per Share	$0.17	$0.15	$0.06	$0.54	$0.24

(1) GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc. represents GAAP Net (Loss) Income adjusted for Net Income Attributable to non-controlling interests.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consists of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions, income (loss) in earnings of equity investments, and unrealized losses (gains) on investments.

(3) To calculate the tax effect of adjustments to GAAP results, the Company considers each Non-GAAP adjustment by tax jurisdiction, reverses all discrete items, non-recurring law changes to calculate an annual NG ETR. This NG ETR is then applied to Non-GAAP Profit Before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow as Percentage of Net Sales

	Three-Month Period Ended			Twelve-Month Period Ended
	March 27, 2026	December 26, 2025	March 28, 2025	March 27, 2026	March 28, 2025
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Cash Flow	$35,714	$45,375	$20,353	$163,069	$61,913
GAAP Operating Cash Flow (% of net sales)	14.7%	19.8%	10.6%	18.3%	8.5%
Non-GAAP adjustments
Purchases of property, plant and equipment	(17,016)	(4,116)	(5,391)	(38,176)	(39,955)
Non-GAAP Free Cash Flow	$18,698	$41,259	$14,962	$124,893	$21,958
Non-GAAP Free Cash Flow (% of net sales)	7.7%	18.0%	7.8%	14.0%	3.0%

Investor Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com